SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2001


                                    NQL INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


         0-10558                                                 33-0887356
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


             19000 MacArthur Boulevard, 5th Floor, Irvine, CA 92626
               (Address of Principal Executive Offices) (Zip Code)


                                 (949) 440-7902
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events.

     On October 25, 2001, NQL Inc. settled its dispute with Starwood O.C. Portfolio I, L.L.C., and its related entities, the landlord at 4 Hutton Centre, Suite 500, Costa Mesa, California ("Landlord"). In accordance with the settlement, NQL allowed the Landlord to retain approximately $180,000 of prepayments and deposits plus other non-cash consideration. Further, in the event of any future sale of the Network Query Language technology or its Network Query Language software division, NQL must make further payments to Landlord up to a maximum payment not to exceed a total of $560,000.

     The Company's press release dated December 3, 2001, filed as Exhibit 99.1 to this Report, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1   Text of Press Release dated December 3, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NQL INC.


Date:  December 3, 2001                 By:  /s/  Matthew C. Harrison, Jr.
                                             ----------------------------------
                                             Matthew C. Harrison, Jr.
                                             Chairman of the Board of Directors

                                Index to Exhibits


     Exhibit                   Description
     -------                   -----------
      99.1     Text of Press Release dated December 3, 2001